Exhibit 10.24


                          SUMMIT GLOBAL LOGISTICS, INC.

                         2007 MANAGEMENT INCENTIVE PLAN




                                   I. PURPOSES

         1.1 GENERAL. The purposes of the Summit Global Logistics, Inc. 2007 Management Incentive Plan (the "PLAN") are to retain and motivate the Eligible Employees and Directors of Summit Global Logistics, Inc. (the "COMPANY") or any Parent or Subsidiary thereof who have been designated by the Committee to participate in the Plan for a specified Performance Period by providing them with the opportunity to earn incentive payments based upon the extent to which specified performance or other goals have been achieved or exceeded for an applicable Performance Period. Additional definitions are contained in Article II and certain other Sections of the Plan.

         1.2 STATUS OF COMPENSATION FOR "COVERED EMPLOYEES" AS QUALIFIED PERFORMANCE-BASED COMPENSATION. It is intended that all amounts payable to Participants who are "covered employees" within the meaning of Section 162(m) of the Code will constitute "qualified performance-based compensation" within the meaning of U.S. Treasury regulations promulgated thereunder, and the Plan and the terms of any awards hereunder to such Participants shall be so interpreted and construed to the maximum extent possible. Notwithstanding any provision of the Plan to the contrary, however, an individual Award Agreement, as defined in
Section 4.1(f) hereof, may contain terms that do not comply with the "qualified performance-based compensation" exception to the applicability of Section 162(m) of the Code to the Individual Award Opportunity(ies) granted thereunder, in which case the provisions of the individual Award Agreement shall take precedence over the provisions of the Plan with respect to compliance with such exception.

                           II.      CERTAIN DEFINITIONS

         2.1      "AFFILIATE" shall mean

                  (a) any Person which directly or indirectly beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) securities or other equity interests possessing more than 50% of the aggregate voting power in the election of directors (or similar governing body) represented by all outstanding securities of the Company; or

                  (b) any Person with respect to which the Company beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) securities or other equity interests possessing more than 50% of the aggregate voting power in the election of directors (or similar governing body) represented by, or more than 5% of the aggregate value of, all outstanding securities or other equity interests of such Person.

         2.2 "BASE SALARY" shall mean a Participant's "Base Salary" as such term is defined in the Employment Agreement.

         2.3      "BOARD" shall mean the Board of Directors of the Company.

         2.4 "BUSINESS ENTITY" shall mean (i) the Company or (ii) any Parent or Subsidiary thereof.

         2.5 "BUSINESS ENTITY LOCATION" means a Business Entity office consisting of one or more buildings within 25 miles of each other.

         2.6 "CAUSE" shall mean "Cause," as defined in the Participant's Employment Agreement or Director's Agreement, and in the absence of such definition, Cause shall mean, as determined by the Committee in its sole discretion, the Participant's

                  (a) material act of dishonesty with respect to the Business Entity that employs the Participant;

                  (b) conviction for a felony, gross misconduct that is likely to have a material adverse effect on the business and affairs of the Business Entity that employs the Participant; or

                  (c) other misconduct, such as excessive absenteeism or failure to comply with the rules of the Business Entity that employs the Participant.

         2.7      "CODE"   shall   mean   the Internal  Revenue Code of 1986, as
amended.

         2.8 "COMMITTEE" shall mean the Compensation Committee of the Board or such other committee designated by the Board that satisfies any then applicable requirements of the New York Stock Exchange, NASDAQ, or such other principal national stock exchange on which the Common Stock is then traded, to constitute a compensation committee, and which consists of two or more members of the Board, each of whom may be an "outside director" within the meaning of
Section 162(m) of the Code. Notwithstanding the foregoing, in the case of any Individual Award Opportunity granted to any Participant who is a "covered employee" within the meaning of Section 162(m) of the Code, the Committee shall consist solely of two or more members of the Board who are "outside directors" within the meaning of such Section.

         2.9 "COMMON STOCK" shall mean common stock of the Company, par value of $.001 per share.

         2.10 "COMPANY" shall mean Summit Global Logistics, Inc., and any successor thereto, and shall include any other business venture in which the Company has a direct or indirect significant interest, as determined by the Committee in its sole discretion.

         2.11 "CONTROL" (including the terms "Controlled by" and "under common Control with") means the possession, directly or indirectly or as a trustee or executor, of the power to direct or cause the direction of the management of a Person, whether through the ownership of stock, as a trustee or executor, by contract or credit agreement or otherwise.

         2.12     "DETERMINATION   PERIOD"  shall  mean,  with  respect  to  any
Performance Period, a period commencing on or before the first day of the Performance Period and ending not later than the earlier of (i) 90 days after the commencement of the Performance Period and (ii) the date on which twenty-five percent (25%) of the Performance Period has been completed. Any action required to be taken within a Determination Period may be taken at a later date if permissible under Section 162(m) of the Code or regulations promulgated thereunder, as they may be amended from time to time.

         2.13 "DIRECTOR" shall mean a member of the Board or the board of directors of a Parent or Subsidiary who is not an Employee.

         2.14 "DIRECTOR'S AGREEMENT" shall mean the Participant's agreement with the Company or any Parent or Subsidiary thereof to serve as a non-Employee director of the Business Entity.

         2.15 "DISABILITY" shall mean any physical or mental condition which renders the Participant incapable of performing his or her essential functions and duties as an Employee for a continuous period of at least 180 days, as determined in good faith by a physician appointed by the Business Entity that employs the Participant.

         2.16     "EFFECTIVE DATE" shall mean January 1, 2007.

         2.17 "ELIGIBLE EMPLOYEE" shall mean an employee of the Company or any Parent or Subsidiary thereof, but only if the employee is reported as such in the payroll records of such Business Entity.

         2.18 "ERISA" shall mean the Employee Retirement Income Security Act of 1974 as currently in effect, and as it may be amended from time to time.

         2.19 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

         2.20     "FISCAL YEAR" shall mean the calendar year.

         2.21 "FUNDAMENTAL TRANSACTION" shall mean that the Company shall, directly or indirectly, in one or more related transactions effected after the Effective Date:

                  (a) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person;

                  (b) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person;

                  (c) be the subject of a purchase, tender or exchange offer by another Person that is accepted by the holders of more than 50% of the outstanding shares of voting stock of the Company; or

                  (d) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme or arrangement) with another Person whereby such other Person acquires more than the 50% of the outstanding shares of Common Stock.

         In addition, a "Fundamental Transaction" shall occur if, after the Effective Date, any "person" or "group" (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act) shall become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock.

         2.22 "GOOD REASON" shall mean "Good Reason," as defined in the Participant's Employment Agreement or Director's Agreement, and in the absence of such definition, shall mean:

                  (a) without the Participant's prior written consent, any material diminution in the Participant's authority, duties or responsibilities, including those pertaining to his or her status as a director, if applicable, provided, however, that prior to any termination pursuant to this Section 2.22(a), the applicable Business Entity must be given notice by the Participant of his/her objection to such material diminution and no less than 20 days to cure the same;

                  (b) any failure by the Business Entity to pay the Participant any portion of the Base Salary to which the Participant is entitled under Section 2.2 or any payments to which the Participant is entitled under his or her Employment Agreement, if applicable, provided, however, that prior to any termination on account of the non-payment of Base Salary, the Business Entity must be given notice by the Participant of such acts or omissions and no less than 30 days to cure the same;

                  (c) without the Participant's prior written consent, the relocation of the principal place of the Participant's employment to a location a further distance than the Business Entity Location where the individual was working immediately prior to the relocation; or

                  (d) a material breach by the Business Entity of any of the material provisions of this Plan, provided, however, that prior to any termination pursuant to this Section 2.22(d), the applicable Business Entity must be given notice by the Participant of such acts or omissions and no less than 20 days to cure the same.

         2.23 "INDIVIDUAL AWARD OPPORTUNITY" shall mean the potential of a Participant to receive an incentive payment based on the extent to which the applicable performance or other goals for a Performance Period shall have been satisfied. An Individual Award Opportunity may be expressed in U.S. dollars or pursuant to a formula that is consistent with the provisions of the Plan.

         2.24 "PARENT" shall mean a "parent  corporation," within the meaning of
Section 424(e) of the Code, with respect to the Company or an entity, directly or indirectly, in Control of the Company.

         2.25 "PARTICIPANT" shall mean an Eligible Employee who is designated by the Company to participate in the Plan for a Performance Period, in accordance with Article III.

         2.26 "PERFORMANCE PERIOD" shall mean a one (1), two (2), three (3), four (4) or five (5) Fiscal Year period for which performance or other goals are established pursuant to Article IV.

         2.27 "PERSON" shall mean a person within the meaning of Section 3(a)(9) of the Exchange Act.

         2.28  "PLAN"  shall  mean  the  Summit  Global  Logistics,   Inc.  2007
Management Incentive Plan, as set forth herein, as it may be amended from time to time.

         2.29 "QUALIFIED SUCCESSOR" shall have the meaning ascribed thereto in the Employment Agreement or Director's Agreement, as applicable. If such term does not appear in the Employment Agreement or Director's Agreement, all Plan provisions in respect of a Qualified Successor shall be null and void with respect to the affected Participant.

         2.30  "RETIREMENT"   shall  mean  the  voluntary   termination  of  the
Participant at any time on or after attaining age 65.

         2.31 "SUBSIDIARY" shall mean a "subsidiary corporation," within the meaning of Section 424(f) of the Code, with respect to the Company, or an entity, directly or indirectly, Controlled by the Company.

                               III. ADMINISTRATION

         3.1 GENERAL. The Plan shall be administered by the Committee, which shall have the full power and authority to interpret, construe and administer the Plan and any Individual Award Opportunity granted hereunder (including reconciling any inconsistencies, correcting any defects and addressing any omissions).

         3.2 POWERS AND RESPONSIBILITIES. The Committee shall have the following discretionary powers, rights and responsibilities in addition to those described in Section 3.1.

                  (a) to designate within the Determination Period the Participants for a Performance Period;

                  (b) to establish within the Determination Period the performance goals and other terms and conditions that are to apply to each Participant's Individual Award Opportunity;

                  (c) to determine in writing prior to the payment under any Individual Award Opportunity that the performance goals for a Performance Period and other material terms applicable to the Individual Award Opportunity have been satisfied;

                  (d) to grant Individual Award Opportunities for Participants who are not "covered employees" within the meaning of Section 162(m) of the Code based upon the attainment of performance goals that do not constitute "objective performance goals" within the meaning of Section 162(m) of the Code;

                  (e) to adopt, revise, suspend, waive or repeal, when and as appropriate, in its sole and absolute discretion, such administrative rules, guidelines and procedures for the Plan as it deems necessary or advisable to implement the terms and conditions of the Plan.

         3.3 DELEGATION OF POWER. The Committee may delegate some or all of its power and authority hereunder to the President and Chief Executive Officer of the Company or other executive officer of the Company or, with respect to a Subsidiary, the shareholders of such Subsidiary, as the Committee deems appropriate. Notwithstanding the foregoing, with respect to any person who is a "covered employee" within the meaning of Section 162(m) of the Code or who, in the Committee's judgment, is likely to be a covered employee at any time during the applicable Performance Period, only the Committee shall be permitted to (i) designate such person to participate in the Plan for such Performance Period,
(ii) establish performance goals and Individual Award Opportunities for such person, and (iii) certify the achievement of such performance goals. For purposes of the immediately preceding sentence, "Committee" shall mean two or more members of the Board who are "outside directors" within the meaning of
Section 162(m) of the Code.

                    IV. PERFORMANCE GOALS AND OTHER CRITERIA

         4.1      ESTABLISHING PERFORMANCE GOALS AND OTHER CRITERIA.

                 (a) ROLE OF COMMITTEE. The Committee shall establish within the Determination Period of each Performance Period (i) one or more objective performance goals for each Participant or for any group of Participants (or both), provided that the outcome of each goal is substantially uncertain at the time the Committee establishes such goal and/or (ii) other criteria, including, but not limited to, performance criteria that do not satisfy the requirements of Treasury Regulation Section 1.162-27(e)(2) or time vesting criteria, the satisfaction of which is required for the payment of an Individual Award Opportunity.

                 (b) PERFORMANCE FACTORS. Performance goals shall be based exclusively on one or more of the following objective Company (including any division or operating unit thereof) or individual measures, stated in either absolute terms or relative terms, such as rates of growth or improvement, the attainment by a share of Common Stock of a specified fair market value for a specified period of time, earnings per share, earnings per share excluding non-recurring, special or extraordinary items, return to stockholders (including dividends), return on capital, return on total capital deployed, return on assets, return on equity, earnings of the Company before or after taxes and/or interest, revenues, revenue increase, repeat purchase rate, recurring revenue, recurring revenue increase, market share, cash flow or cost reduction goals, cash flow provided by operations, net cash flow, short-term or long-term cash flow return on investment, interest expense after taxes, return on investment, return on investment capital, economic value created, operating margin, gross profit margin, net profit margin, pre-tax income margin, net income margin, net income before or after taxes, pretax earnings before interest, depreciation and amortization, pre-tax operating earnings after interest expense and before incentives, and/or extraordinary or special items, operating earnings, net cash provided by operations, and strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation and information technology, quality and quality audit scores, productivity, efficiency, and goals relating to acquisitions or divestitures, or any combination of the foregoing.

                 (c)       PARTICIPANTS  WHO ARE COVERED  EMPLOYEES.  Subject to
                           Section 1.2 hereof, with respect to Participants who are "covered employees" within the meaning of Section 162(m) of the Code or who, in the Committee's judgment, are likely to be covered employees at any time during the applicable Performance Period, an Individual Award Opportunity may be based only on performance factors that are compliant with the requirements of Treasury Regulation Section 1.127-27(e)(2). For this purpose, the factors listed in Section 4.1(b) shall be deemed to be compliant with the requirements of such Treasury Regulation.

                 (d) PARTICIPANTS WHO ARE NOT COVERED EMPLOYEES. With respect to Participants who are not "covered employees" within the meaning of Section 162(m) of the Code and who, in the Committee's judgment, are not likely to be covered employees at any time during the applicable Performance Period, the performance goals established for the

                           Performance Period may consist of any objective Company (including any division or operating unit thereof) or individual measures, whether or not listed in (b) above or whether or not compliant with the requirements of Treasury Regulation Section 1.162-27(e)(2). Without in any way limiting the generality of the foregoing, such performance goals may include subjective goals, the satisfaction of which shall be determined by the Committee, in its sole and absolute discretion. Performance goals shall be subject to such other special rules and conditions as the Committee may establish at any time within the Determination Period.

                  (e) SPECIFIC LEVELS OF PERFORMANCE. Each Individual Award Opportunity that is based upon performance shall set forth specific levels of performance required during the applicable Performance Period in order for the Participant to be eligible for payment of such amounts.

                  (f) AWARD AGREEMENTS. Each grant of an Individual Award Opportunity hereunder shall be made pursuant to an award grant agreement ("Award Agreement").

         4.2 IMPACT OF EXTRAORDINARY ITEMS OR CHANGES IN ACCOUNTING. The measures utilized in establishing performance goals under the Plan for any given Performance Period shall be determined in accordance with generally accepted accounting principles ( "GAAP") and in a manner consistent with the methods used in the Company's audited financial statements, without regard to (i) extraordinary or other nonrecurring or unusual items, or restructuring or impairment charges, as determined by the Company's independent public accountants in accordance with GAAP or (ii) changes in accounting, unless, in each case, the Committee decides otherwise within the Determination Period.

                        V. INDIVIDUAL AWARD OPPORTUNITIES

         5.1 TERMS. At the time performance goals are established for a Performance Period, the Committee also shall establish an Individual Award Opportunity for each Participant or group of Participants, which shall be based on the achievement of one or more specified targets of performance goals. The targets shall be expressed in terms of an objective formula or standard which may, at the discretion of the Committee, be based upon the Participant's Base Salary or a multiple thereof. Unless otherwise provided in the applicable Award Agreement, to the extent that any such award is made to a Covered Employee within the meaning of Section 162(m) of the Code, such formula or formulas shall be fixed by the Committee not later than the later of (x) ninety (90) days after the commencement of the performance period; or (y) the expiration of one-quarter (1/4) of the performance period.

         5.2 INCENTIVE PAYMENTS. Payments under Individual Award Opportunities shall be in cash and at the time determined by the Committee after the end of the Performance Period for which the Individual Award Opportunities are payable, except that, to the extent that such Individual Award Opportunities are based upon performance criteria that refer to or are dependent upon the Company's financial statements, no such payment shall be due, and Participants have no right to payments, unless and until the Committee, based (to the extent applicable) on the Company's audited financial statements for the Company's taxable year in which such Performance Period ends (as prepared and reviewed by the Company's independent public accountants), has certified in writing the extent to which the applicable performance goals for such Performance Period have been satisfied. Subject to Sections 5.3 and 5.4 hereof, once this certification is made by the Committee, the Participant's rights to payment under any and all Individual Award Opportunities with respect to the Performance Period to which the certification applies shall be fully vested and non-forfeitable for any reason. Notwithstanding any provision of this Plan to the contrary, all payments to a Participant under an Individual Award Opportunity for a given Performance Period must be made to the Participant no later than (i) the 15th day of the third month following the Participant's first taxable year in which the Individual Award Opportunity is no longer subject to a "substantial risk for forfeiture " (within the meaning of Section 409A of the Code) or (ii) the 15th day of the third month following the end of the Company's fiscal year in which the Incentive Award Opportunity is no longer subject to a "substantial risk of forfeiture" (within the meaning of Section 409A of the Code).

         5.3 PAYMENTS OF ANNUAL INDIVIDUAL AWARD OPPORTUNITIES IN THE EVENT OF DEATH, DISABILITY, TERMINATION FOR CAUSE, TERMINATION OTHER THAN FOR CAUSE,
TERMINATION FOR GOOD REASON, TERMINATION OTHER THAN FOR GOOD REASON OR RETIREMENT. Notwithstanding any provision of this Plan to the contrary, payments in the event of the occurrence of any of the following events during an applicable one-Fiscal Year Performance Period shall be made as follows:

                  (a) DEATH. In the event of a Participant's death during an applicable one-Fiscal Year Performance Period, the Individual Award Opportunity payable to the Participant with respect to such one-Fiscal Year Performance Period shall be forfeited in full.

                 (b) DISABILITY. In the event of a Participant's Disability during an applicable one-Fiscal Year Performance Period, the Individual Award Opportunity payable to the Participant with respect to such one-Fiscal Year Performance Period shall be the maximum amount payable under the Incentive Award Opportunity for that one-Fiscal Year Performance Period, as determined by the Committee as of the end of the one-Fiscal Year Performance Period, multiplied by a fraction, the numerator of which is the number of full consecutive months of the Participant's employment during the one-Fiscal Year Performance Period prior to his or her Disability, and the denominator of which is 12. Whether the Participant has sustained a Disability shall be determined by the Committee in its sole discretion, but in good faith. For this purpose, the Committee may require the Participant to submit medical evidence of Disability; provided, however, that any such requirement shall comply with the applicable requirements of the Health Insurance Portability and Accountability Act of 1996, as amended. Payment of any Individual Award Opportunity on account of the Participant's Disability shall be made in a single lump sum.

                  (c)      TERMINATION   FOR   CAUSE.   In  the   event  of  the
                           Participant's termination of employment by a Business Entity for Cause during an applicable one-

                           Fiscal Year Performance Period, the Individual Award Opportunity granted to the Participant with respect to such one-Fiscal Year Performance Period shall be immediately forfeited in full. Whether a Participant has committed an act or omitted an action that constitutes grounds for a termination for Cause shall be determined by the Committee in its sole discretion, but in good faith.

                 (d) TERMINATION OTHER THAN FOR CAUSE. In the event of the Participant's termination of employment by a Business Entity other than for Cause during an applicable one-Fiscal Year Performance Period, the Individual Award Opportunity payable to the Participant with respect to such one-Fiscal Year Performance Period shall be the maximum amount payable under the Individual Award Opportunity for that one-Fiscal Year Performance Period, as determined by the Committee as of the end of the one-Fiscal Year Performance Period, multiplied by a fraction, the numerator of which is the number of full consecutive months of the Participant's employment during the one-Fiscal Year Performance Period prior to his or her termination other than for Cause, and the denominator of which is
                           12. Any Individual Award Opportunity that becomes payable on account of the termination of a Business Entity's termination of the Participant's employment other than for Cause shall be payable only after the Committee certifies that the applicable performance objective(s) or other criteria with respect to the Individual Award Opportunity have been satisfied. Payment of any Individual Award Opportunity on account of the Participant's termination of employment by a Business Entity other than for Cause shall be made in a single lump sum.

                 (e) TERMINATION BY PARTICIPANT FOR GOOD REASON. In the event of the Participant's termination of employment for Good Reason during an applicable one-Fiscal Year Performance Period, the Individual Award Opportunity payable to the Participant with respect to such one-Fiscal Year Performance Period shall be the maximum amount payable under the Individual Award Opportunity for that one-Fiscal Year Performance Period, as determined by the Committee as of the end of the one-Fiscal Year Performance Period, multiplied by a fraction, the numerator of which is the number of full consecutive months of the Participant's employment during the one-Fiscal Year Performance Period prior to his or her termination for Good Reason, and the denominator of which is 12. Whether the Participant has sustained a Good Reason event shall be determined by the Committee in its sole discretion, but in good faith. Any Individual Award Opportunity that becomes payable on account of the termination of employment for Good Reason shall be payable only after the Committee certifies that the applicable performance objective(s) or other criteria with respect to the Individual Award Opportunity have been satisfied. Payment of any Individual Award Opportunity on account of the Participant's termination of employment for Good Reason shall be made in a single lump sum.

                  (f) TERMINATION BY PARTICIPANT OTHER THAN FOR GOOD REASON. Subject to Section 5.3(g) of the Plan, in the event of the Participant's voluntary termination of employment other than for Good Reason during an applicable one-Fiscal Year Performance Period, the Individual Award Opportunity granted to the Participant with respect to such one-Fiscal Year Performance Period shall be immediately forfeited in full.

                 (g) RETIREMENT. If the event of a Participant's Retirement during an applicable Performance Period, the Individual Award Opportunity payable to the Participant with respect to such Performance Period shall be the maximum amount payable for that Performance Period, as determined by the Committee as of the end of the Performance Period, multiplied by a fraction, the numerator of which is the number of full consecutive months of the Participant's employment during the Performance Period prior to his or her termination on account of Retirement, and the denominator of which is 12. Any Individual Award Opportunity that becomes payable on account of the Participant's Retirement shall be payable only after the Committee certifies that the applicable performance objective(s) or other criteria with respect to the Individual Award Opportunity have been satisfied. Payment of any Individual Award
                           Opportunity on account of the Participant's Retirement shall be made in a single lump sum.

         5.4      SPECIAL MULTI-YEAR PERFORMANCE PERIOD PAYMENT RULES.

                  (a)      IN GENERAL.  Except as provided in Section 5.4 (b) or
                           (c) hereof, if the Participant's employment terminates for any reason whatsoever during a Performance Period equaling or exceeding two (2) years and prior to the time payment with respect to the applicable Individual Award Opportunity otherwise would be made, the Individual Award Opportunity payable to the Participant with respect to such multi-year Performance Period shall be forfeited in full.

                  (b) DISABILITY. Section 5.4(a) shall not apply if the Participant's termination of employment occurs on account of his or her Disability on or after October 1 of the last Fiscal Year comprising a Performance Period equaling or exceeding two (2) years.

                 (c) OCCURRENCE OF FUNDAMENTAL TRANSACTION. In the event of a Fundamental Transaction, the - Individual Award Opportunity payable to the Participant with respect to the Performance Period within which the Fundamental Transaction occurs shall fully vest and be payable to the Participant in accordance with the terms of the applicable Award Agreement; provided, however, that the payment shall be made in immediately available funds, from the proceeds of the sale giving rise to the Fundamental Transaction (by the Company in the case of a Fundamental Transaction occurring )in a single lump sum, no later than ten
                           (10) days following the consummation of all events contemplated by the Fundamental Transaction.

         5.5 PAYMENTS AND PARACHUTE AWARDS. Notwithstanding any provision of this Plan to the contrary, but subject to any conflicting provisions in any Participant's Employment Agreement, if, in connection with a Fundamental Transaction, a tax under Section 4999 of the Code would be imposed on the Participant (after taking into account the exceptions set forth in Sections 280G(b)(4) and 280G(b)(5) of the Code), then the Company shall pay the Participant an amount equal to the tax under Section 4999.

                                   VI. GENERAL

         6.1 EFFECTIVE DATE AND TERM OF PLAN. The Plan shall be effective for Performance Periods beginning on or after the later of the date it is adopted by the Committee or the date it is approved by the Company's stockholders of the Company (the "Effective Date"). This Plan shall terminate as of the tenth anniversary of the Effective Date, unless terminated earlier by the Committee. In the event that this Plan is not approved by the stockholders of the Company, this Plan shall be null and void.

         6.2 AMENDMENT OR TERMINATION OF PLAN. The Committee may amend or terminate this Plan as it shall deem advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including
Section 162(m) of the Code. Notwithstanding any provision of this Plan to the contrary, if a Business Entity has executed a definitive acquisition or similar agreement pursuant to which a Fundamental Transaction will occur upon the closing of the transaction(s) contemplated thereby, the Committee, in its sole discretion, may treat the execution of such agreement itself as triggering a Fundamental Transaction.

         6.3 NON-TRANSFERABILITY OF AWARDS. No award under the Plan shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Except to the extent permitted by the foregoing sentence, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any such award, such award and all rights thereunder shall immediately become null and void.

         6.4 TAX WITHHOLDING AND DEDUCTIONS. The Company shall have the right to require, prior to the payment of any amount pursuant to an award made hereunder, payment by the Participant of any Federal, state, local, foreign or other taxes which may be required to be withheld or paid in connection with such award. It is intended that the Company's contributions under the Plan will be deductible to the Company when benefits are received by the Participant under Section 404(a)(5) of the Code, and the Participant shall be taxed on the benefits upon actual receipt of payments under Section 61 of the Code.

         6.5 NO RIGHT OF PARTICIPATION OR EMPLOYMENT. No person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by the Company or any Parent or Subsidiary thereof Company, or affect in any manner the right of the Company, or any Parent or Subsidiary thereof to terminate the employment of any person at any time without liability hereunder.

         6.6 ARBITRATION OF DISPUTES. Both parties agree that all controversies or claims that may arise between the Participant and the Company in connection with this Plan shall be settled by arbitration. The parties further agree that the arbitration shall be held in the State of New Jersey, and administered by the American Arbitration Association under its Commercial Arbitration Rules, applying New Jersey law, except to the extent such law is preempted by ERISA.

                  (a) QUALIFICATIONS OF ARBITRATOR. The arbitration shall be submitted to a single arbitrator chosen in the manner provided under the rules of the American Arbitration Association. The arbitrator shall be disinterested and shall not have any significant business relationship with either party, and shall not have served as an arbitrator for any disputes involving the Company or any of its Affiliates more than twice in the thirty-six (36) month period immediately preceding his or her date of appointment. The arbitrator shall be a person who is experienced and knowledgeable in employment and executive compensation law and shall be an attorney duly licensed to practice law in one or more states.

                  (b) POWERS OF ARBITRATOR. The arbitrator shall not have the authority to grant any remedy which contravenes or changes any term of this Plan and shall not have the authority to award punitive or exemplary or damages under any circumstances. The parties shall equally share the expense of the arbitrator selected and of any stenographer present at the arbitration. The remaining costs of the arbitrator proceedings shall be allocated by the arbitrator, except that the arbitrator shall not have the power to award attorney's fees.

                  (c) EFFECT OF ARBITRATOR'S DECISION. The arbitrator shall render its decision within thirty (30) days after termination of the arbitration proceeding, which decision shall be in writing, stating the reasons therefor and including a brief description of each element of any damages awarded. The decision of the arbitrator shall be final and binding. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

         6.7 GOVERNING LAW. This Plan and each award hereunder, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of New Jersey and construed in accordance therewith without giving effect to principles of conflicts of laws.

         6.8 OTHER PLANS. Neither the adoption of the Plan nor the submission of the Plan to the Company's stockholders for their approval shall be construed as limiting the power of the Board or the Committee to adopt such other incentive arrangements as it may otherwise deem appropriate.

         6.9 BINDING EFFECT. The Plan shall be binding upon the Company and its successors and assigns and the Participants and their Beneficiaries, personal representatives and heirs. If the Company becomes a party to any merger, consolidation or reorganization, then the Plan shall remain in full force and effect as an obligation of the Company or its successors in interest, unless the Plan is amended or terminated pursuant to Section 6.2.

         6.10 NO TRUST OR ERISA PLAN CREATED. Nothing contained herein shall be deemed to create a trust of any kind or create any fiduciary relationship. Funds invested hereunder shall continue for all purposes to be a part of the general funds of the Company and no person, other than the Company, shall by virtue of the provisions of this Plan, have any interest in such funds. To the extent that any person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the right of any unsecured general creditor of the Company. Further, no provision of this Plan shall be construed as subjecting the Plan, or any portion thereof, to any provisions of ERISA, it being the express intention of the Company that this Plan be so construed.

APPROVALS

2007 MANAGEMENT INCENTIVE PLAN:

Adopted by the Compensation Committee of the Board of           November 8, 2006
Directors on:
Approved by the Stockholders on:                                November 8, 2006